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                        [ARTHUR ANDERSEN LLP LETTERHEAD]


                                                                        EX 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 21, 1997 included in Rural/Metro Corporation's annual report on Form 10-K for the year ended June 30, 1997 and to all references to our firm included in this registration statement.



                                                            ARTHUR ANDERSEN LLP


Phoenix, Arizona
 October 31, 1997.